                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D. C.  20549



                                  FORM 8-K



                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                                May 29, 1998
                     ----------------------------------
                      (Date of earliest event reported)


                         BA Merchant Services, Inc.
                  -----------------------------------------
           (Exact name of registrant as specified in its charter)


         Delaware                  1-12365                 94-3252840
------------------------------   -----------        ----------------------
 (State or other jurisdiction    (Commission            (I.R.S. Employer
       of incorporation)         File Number)         Identification Number)


One South Van Ness Avenue
San Francisco, California                                    94103
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(Address of principal executive offices)                   (Zip Code)



                                415-241-3390
 ---------------------------------------------------------------------------
            (Registrant's telephone number, including area code)
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     Item 5.    Other Events.
                ------------

     Attached as Exhibit 99 is a copy of BA Merchant Services, Inc.'s press release dated May 29, 1998 titled "BA Merchant Services (BAMS) To Be Merchant Processor Following Merger."


     Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
              ------------------------------------------------------------------

              (c) Exhibits


Exhibit Number    Description
--------------    -----------

     99 BA Merchant Services, Inc. press release dated May 29, 1998 titled "BA Merchant Services (BAMS) To Be Merchant Processor Following Merger."



                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                BA MERCHANT SERVICES, INC.
                                --------------------------
                                       (Registrant)


Date:  May 29, 1998
                                By  /s/ JAMES H. WILLIAMS
                                    ------------------------------
                                    James H. Williams
                                    Executive Vice President
                                    and Chief Financial Officer

                                      2
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                                EXHIBIT INDEX



Exhibit Number    Description
--------------    -----------

     99 BA Merchant Services, Inc. press release dated May 29, 1998 titled "BA Merchant Services (BAMS) To Be Merchant Processor Following Merger."

                                      3